Prospectus Supplement	June 23, 2010

Putnam International Capital Opportunities Fund Prospectus dated December 30, 2009

The subsection Your fund’s management in the Fund summary section is deleted in its entirety and replaced with the following disclosure:

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Joseph Joseph, Portfolio Manager, portfolio manager of fund since 1999
Randy Farina, Portfolio Manager, portfolio manager of fund since 2004
John McLanahan, Portfolio Manager, portfolio manager of fund since 2010

The section Who oversees and manages the fund? is supplemented to reflect that the officers of Putnam Management primarily responsible for the day-to-day management of the fund’s portfolio are now Joseph Joseph, Randy Farina and John McLanahan.

Positions held by Messrs. Joseph and Farina over the past five years are set forth in the prospectus.

Mr. McLanahan joined the fund in 2010. From 1996 to present, he has been employed by Putnam Management, currently as a Portfolio Manager and previously as an Analyst.

262613	6/10